Other Payables and Accrued Expenses (Details) - Schedule of Components of Other Payables and Accrued Expenses ¥ in Thousands, $ in Thousands	Jun. 30, 2023 CNY (¥)	Jun. 30, 2023 USD ($)	Jun. 30, 2022 CNY (¥)
Schedule of Components of Other Payables and Accrued Expenses [Abstract]
Payroll payable	¥ 7,665	$ 1,057	¥ 13,844
Accrued expenses	1,600	221	3,924
Value-added tax recoverable	(1,268)	(175)	(700)
Employee’s individual income tax	486	67	407
Others	680	94	1,970
Other payables and accrued expenses	¥ 9,163	$ 1,264	¥ 19,445